UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT CREDIT STRATEGIES FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1.	Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

2

NexPoint Credit Strategies Fund

Semi-Annual Report

June 30, 2017

NexPoint Credit Strategies Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

FUND PROFILE

As of June 30, 2017	NexPoint Credit Strategies Fund

Objective

NexPoint Credit Strategies Fund seeks to provide both current income and capital appreciation.

Net Assets as of June 30, 2017

$559.0 million

Portfolio Data as of June 30, 2017

The information below provides a snapshot of NexPoint Credit Strategies Fund at the end of the reporting period. NexPoint Credit Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 06/30/2017 (%)(1)
BB	10.6
B	25.4
CCC or lower	14.8
Not Rated	49.2

Top 5 Sectors as of 06/30/2017 (%)(2)
Real Estate Investment Trust	29.7
Financial	28.6
Telecommunications	9.3
Asset-Backed Securities	8.9
Utilities	5.9

Top 10 Holdings as of 06/30/2017 (%)(2)(3)
NexPoint Real Estate Capital, LLC (Common Stocks)	17.3
NexPoint Real Estate Opportunities, LLC (Common Stocks)	11.1
TerreStar Corporation (Common Stocks)	6.3
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	5.3
Vistra Energy Corp. (Common Stocks)	4.9
Twitter, Inc. (Common Stocks)	4.5
Grayson CLO, Ltd. (Preferred Stocks)	4.1
Stratford CLO, Ltd. (Preferred Stocks)	3.9
Specialty Financial Products, Ltd. (Common Stocks)	3.8
Greenbriar CLO, Ltd. (Preferred Stocks)	3.4

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s cash equivalent investments.

Semi-Annual Report	1

FINANCIAL STATEMENTS

June 30, 2017	NexPoint Credit Strategies Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2017	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 6.6%

CHEMICALS (d) - 0.4%
1,366,050	Vertellus Holdings, LLC Exit Term Loan 10.23%, 04/30/2018	1,360,040
826,662	Second Lien Term Loan 13.23%, 10/31/2021	724,817

		2,084,857

ENERGY - 0.4%
404,294	Azure Midstream Energy LLC Term Loan B 7.73%, 11/15/2018	381,385
499,831	Fieldwood Energy LLC First Lien Term Loan 8.30%, 08/31/2020	471,716
861,558	First Lien Last Out Term Loan 8.42%, 09/30/2020	689,246
698,516	Second Lien Term Loan 8.42%, 09/30/2020	392,915

		1,935,262

GAMING & LEISURE (b)(d) - 1.3%
8,322,966	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan	—
3,883,480	Ginn-LA CS Borrower LLC First Lien Tranche A Credit-Linked Deposit	—
9,241,411	LLV Holdco LLC Exit Revolver (c)	7,393,129

		7,393,129

SERVICE (g) - 1.6%
9,336,490	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 4.38%, 04/02/2020	9,012,093

TELECOMMUNICATIONS (c)(d) - 2.9%
16,456,159	TerreStar Corporation Term Loan A, PIK 5.50%, 02/27/2020	16,406,790

UTILITIES (f) - 0.0%
92,329,417	Texas Competitive Electric Holdings Co. LLC Non Extended Escrow Loan	230,824

	Total U.S. Senior Loans (Cost $49,255,120)	37,062,955

Foreign Denominated Or Domiciled
Senior Loans (a) - 0.0%

MARSHALL ISLANDS (b) - 0.0%
250,000	Drillships Financing Holding, Inc. Tranche Term Loan B-1	162,188

	Total Foreign Denominated or Domiciled Senior Loans (Cost $85,829)	162,188

Asset-Backed Securities - 8.9%
14,000,000	Acis CLO, Ltd. Series 2013-1A, Class SUB 0.00%, 04/18/2024 (h)(j)	4,888,625

Principal Amount ($)		Value ($)
7,500,000	Series 2015-6A, Class SUB 0.00%, 05/01/2027 (h)(j)	4,321,875
6,000,000	Series 2014-3A, Class E 5.92%, 02/01/2026 (h)(i)(j)	5,559,900
4,500,000	Series 2013-1A, Class E 6.76%, 04/18/2024 (h)(i)(j)	4,500,000
5,000,000	Series 2014-3A, Class F 6.77%, 02/01/2026 (h)(i)(j)	4,064,500
9,142,000	Series 2013-1A, Class F 7.66%, 04/18/2024 (h)(i)(j)	8,375,900
2,250,000	ALM VII R-2, Ltd. Series 2013-7R2A, Class SUBR 0.00%, 10/15/2116 (i)(j)	1,513,575
1,000,000	Apidos CLO Series 2013-12A, Class F 6.06%, 04/15/2025 (i)(j)	929,700
1,925,000	Betony CLO, Ltd. Series 2015-1A, Class SUB 0.00%, 04/15/2027 (i)(j)	992,877
1,000,000	CIFC Funding, Ltd. Series 2014-4A, Class F 6.76%, 10/17/2026 (i)(j)	917,190
1,000,000	Flagship CLO VIII, Ltd. Series 2014-8A, Class F 7.01%, 01/16/2026 (i)(j)	865,000
2,915,407	Grayson CLO, Ltd. Series 2006-1A, Class D 4.77%, 11/01/2021 (h)(i)(j)	2,682,175
850,000	Greywolf CLO II, Ltd. Series 2013-1A, Class E 6.21%, 04/15/2025 (i)(j)	791,690
692,895	Highland Loan Funding V, Ltd. 3.67%, 08/01/2017 (d)(h)	501,586
7,145,102	Highland Park CDO, Ltd. Series 2006-1A, Class A2 1.59%, 11/25/2051 (h)(i)(j)	6,787,847
1,500,000	Valhalla CLO, Ltd. Series 2004-1A, Class EIN 0.00%, 08/01/2020 (h)(j)	300,000
2,100,000	Vibrant CLO II, Ltd. Series 2013-2A, Class E 6.65%, 07/24/2024 (i)(j)	1,953,000

	Total Asset-Backed Securities (Cost $53,188,939)	49,945,440

Corporate Bonds & Notes - 4.4%

ENERGY (j) - 1.1%
681	American Energy-Permian Basin LLC 7.38%, 11/01/2021	565
6,000,000	California Resources Corp. 8.00%, 12/15/2022	3,817,500
18,439,000	Ocean Rig UDW, Inc. (b)(k)(l)	2,120,485

		5,938,550

FOOD & DRUG (j) - 0.5%
3,200,000	Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 03/15/2025	2,984,000

INFORMATION TECHNOLOGY - 2.2%
43,971,250	Avaya, Inc. (b)(j)(k)(l)	4,507,053
4,509,000	Intelsat Jackson Holdings SA 9.75%, 07/15/2025 (g)(j)	4,514,636

See Glossary on page 8 for abbreviations along with accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2017	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

Corporate Bonds & Notes (continued)

INFORMATION TECHNOLOGY (continued)
3,000,000	Scientific Games International, Inc. 10.00%, 12/01/2022 (k)(l)	3,300,000

		12,321,689

RETAIL (j) - 0.3%
2,000,000	PetSmart, Inc. 8.88%, 06/01/2025	1,852,200

TELECOMMUNICATIONS - 0.1%
2,081,208	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021	457,866

TRANSPORTATION (b) - 0.2%
3,750,000	DPH Holdings Corp.	180,000
3,933,000	DPH Holdings Corp.	188,784
8,334,000	DPH Holdings Corp.	400,032

		768,816

UTILITIES (f) - 0.0%
5,000,000	Texas Competitive Electric Holdings Co., LLC	37,500
24,000,000	Texas Competitive Electric Holdings Co., LLC	168,000

		205,500

	Total Corporate Bonds & Notes (Cost $63,333,448)	24,528,621

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS (b)(d) - 0.0%
USD
64,515,064	Celtic Pharma Phinco BV, PIK	—
28,665,284	Celtic Pharma Phinco BV, PIK	—

		—

		—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Sovereign Bonds - 1.5%
2,500,000	Argentine Republic Government International Bond 2.50%, 12/31/2038 (m)	1,641,250
2,000,000	7.13%, 06/28/2117 (j)	1,818,000
1,000,000	7.63%, 04/22/2046 (k)	1,026,000
40,000,000	Provincia de Buenos Aires 24.08%, 05/31/2022 (i)(j)	2,462,743
24,085,000	Provincia de Mendoza Argentina 24.63%, 06/09/2021 (i)	1,479,253

		8,427,246

	Total Sovereign Bonds (Cost $8,330,223)	8,427,246

Shares		Value ($)

Common Stocks - 64.3%

CHEMICALS - 1.2%
424,375	MPM Holdings, Inc.(k)(l)(n)	6,323,187
661,330	Vertellus Specialties, Inc.(d)	538,323

		6,861,510

CONSUMER DISCRETIONARY (k)(n) - 0.2%
68,532	K12, Inc.	1,228,093

ENERGY - 1.3%
336	California Resources Corp.(n)	2,873
108,000	Energy Transfer Partners LP	2,202,120
2,242,718	Ocean Rig UDW, Inc. (k)(n)	353,228
85,600	Plains GP Holdings LP, Class A	2,239,296
63,500	Transportadora de Gas del Sur SA, Class B ADR(n)	1,054,735
35,600	Williams Cos., Inc. (The)	1,077,968
23,800	YPF SA ADR	521,220

		7,451,440

FINANCIAL - 6.3%
46,601	American Banknote Corp.(d)(n)	100,658
15,000	Banco Macro SA ADR	1,382,850
1,244,000	Harmony Merger Corp.(c)(k)(n)	12,856,740
18,394,313	Specialty Financial Products, Ltd.(c)(d)(n)	20,978,714
5,239	Venoco LLA Unit	—
367	Venoco LLC Units	—

		35,318,962

GAMING & LEISURE (c)(d)(n) - 0.0%
14	LLV Holdco LLC - Litigation Trust Units	—
26,712	LLV Holdco LLC - Series A, Membership Interest	—
144	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE (c)(d)(n) - 0.4%
24,000,000	Genesys Ventures IA, LP	2,136,000

HOUSING (d)(n) - 0.2%
368,150	CCD Equity Partners LLC	820,974

INFORMATION TECHNOLOGY - 5.8%
833	CDK Global, Inc. (k)	51,696
32,500	CSRA, Inc. (k)(l)	1,031,875
158,400	Fortinet, Inc. (k)(l)(n)	5,930,496
1	Magnachip Semiconductor Corp. (n)	10
1,422,400	Twitter, Inc. (k)(l)(n)	25,418,288

		32,432,365

MEDIA & TELECOMMUNICATIONS - 5.6%
9,295	Cumulus Media, Inc., Class A (n)	4,183
10,436	Gray Television, Inc., Class A (k)(n)	116,361
13,722	Loral Space & Communications, Inc. (k)(n)	570,149
308,875	Metro-Goldwyn-Mayer, Inc., Class A (e)(n)	29,574,781

4	See Glossary on page 8 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2017	NexPoint Credit Strategies Fund

Shares		Value ($)

Common Stocks (continued)

MEDIA & TELECOMMUNICATIONS (continued)
29,500	Sinclair Broadcast Group, Inc., Class A (k)(l)	970,550
645	Time, Inc. (k)	9,256

		31,245,280

PHARMACEUTICALS (k)(n) - 0.5%
58,888	Collegium Pharmaceutical, Inc.	736,689
45,700	Pacira Pharmaceuticals, Inc. (l)	2,179,890

		2,916,579

REAL ESTATE - 0.2%
618,169	Allenby (c)(d)(n)	1
5,453,181	Claymore (c)(d)(n)	5
27,800	Cresud SACIF y A ADR (n)	540,710
8,700	IRSA Inversiones y Representaciones SA ADR (n)	209,844
25,007	United Development Funding IV, REIT	75,021

		825,581

REAL ESTATE INVESTMENT TRUST - 29.7%
77,000	Jernigan Capital, Inc., REIT(e)	1,694,000
8,271,300	NexPoint Real Estate Capital, LLC, REIT (c)(d)	96,988,439
25,255,573	NexPoint Real Estate Opportunities, LLC, REIT (c)(d)	62,323,178
697,000	Spirit Realty Capital, Inc., REIT (k)(l)	5,164,770

		166,170,387

RETAIL (k) - 0.8%
149,500	Barnes & Noble, Inc. (l)	1,136,200
232,000	Finish Line, Inc. (The), Class A (l)	3,287,440

		4,423,640

TELECOMMUNICATIONS (c)(d)(e)(n) - 6.3%
110,872	TerreStar Corporation	35,031,117

UTILITIES - 5.5%
237,500	Dynegy, Inc. (k)(l)(n)	1,964,125
26,220	Entegra TC LLC, Class A (d)(n)	611,451
1,272,973	Entegra TC LLC, Class B (d)(n)	1
16,700	Pampa Energia SA ADR (n)	982,795
1,618,542	Vistra Energy Corp. (k)(l)	27,175,320

		30,733,692

WIRELESS COMMUNICATIONS (k)(n) - 0.3%
226,052	Pendrell Corp.	1,634,356

	Total Common Stocks (Cost $509,705,506)	359,229,976

Preferred Stocks - 22.3%

FINANCIAL - 22.3%
14,500	Aberdeen Loan Funding, Ltd. (h)	4,748,750
1,200	Brentwood CLO, Ltd. (h)(j)	480,000
13,800	Brentwood CLO, Ltd. (h)	5,520,000
34,500	Eastland CLO, Ltd. (h)	15,326,625
5,000	Eastland Investors Corp. (h)(j)	2,221,250

Shares		Value ($)

FINANCIAL (continued)
7,750	Gleneagles CLO, Ltd. (h)(j)	3,681,250
62,600	Grayson CLO, Ltd., Series II (h)(j)	22,657,131
1,500	Grayson Investors Corp. (h)(j)	542,903
39,000	Greenbriar CLO, Ltd. (h)	18,882,501
3,750	Greenbriar CLO, Ltd. (h)(j)	1,815,625
2,500	Liberty CLO, Ltd. (h)(j)	975,000
24,000	RAIT Financial Trust, REIT, Series A 7.75%	494,160
8,500	Red River CLO, Ltd., Series PS-2 (h)	2,290,118
10,500	Rockwall CDO, Ltd. (h)(j)	4,305,000
6,000	Southfork CLO, Ltd. (h)	1,980,000
41,500	Stratford CLO, Ltd. (h)(j)	21,919,885
35,507	Westchester CLO, Ltd. (h)(j)	16,966,782

		124,806,980

	Total Preferred Stocks (Cost $172,350,958)	124,806,980

Exchange-Traded Funds - 0.4%
2,925	Direxion Daily Gold Miners Index Bull 3X Shares ETF(n)	88,511
155,600	Global X MLP & Energy Infrastructure ETF	2,147,280

	Total Exchange-Traded Funds (Cost $4,012,874)	2,235,791

Units

Rights - 0.4%

UTILITIES (n) - 0.4%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,915,545

	Total Rights (Cost $5,105,621)	1,915,545

Warrants - 0.0%

ENERGY (n) - 0.0%
4,071	Arch Coal, Inc. expires 10/05/2023	89,562

GAMING & LEISURE (c)(d)(n) - 0.0%
602	LLV Holdco LLC - Series C, Membership Interest	—
828	LLV Holdco LLC - Series D, Membership Interest	—
925	LLV Holdco LLC - Series E, Membership Interest	—
1,041	LLV Holdco LLC - Series F, Membership Interest	—
1,179	LLV Holdco LLC - Series G, Membership Interest	—

		—

	Total Warrants (Cost $—)	89,562

See Glossary on page 8 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2017	NexPoint Credit Strategies Fund

Shares		Value ($)

Master Limited Partnerships - 0.6%

ENERGY - 0.6%
131,400	EnLink Midstream Partners LP	2,228,544
27,500	Williams Partners LP	1,103,025

		3,331,569

	Total Master Limited Partnerships (Cost $3,039,616)	3,331,569

Contracts

Purchased Call Options - 0.6%
9,700	Citigroup, Inc. Strike price $65.00, expires 09/15/2017 65.00%, 09/15/2017	3,414,400

	Total Purchased Call Options (Cost $2,282,066)	3,414,400

Shares

Cash Equivalents - 12.1%
67,666,076	State Street Institutional U.S. Government Money Market Fund, Premier Class	67,666,076

	Total Cash Equivalents (Cost $67,666,076)	67,666,076

Total Investments - 122.1%		682,816,349

(Cost $1,000,610,802)

Shares

Securities Sold Short (o) - (1.5)%

Common Stocks - (1.5)%

ENERGY (d)(p) - 0.0%
(8,451)	Seventy Seven Energy, Inc.	—

INFORMATION TECHNOLOGY - (1.5)%
(35,700)	Zillow Group, Inc., Class A (n)	(1,743,588)
(140,400)	Zillow Group, Inc., Class C (n)	(6,881,004)

		(8,624,592)

	Total Common Stocks (Proceeds $7,102,364)	(8,624,592)

	Total Securities Sold Short (Proceeds $7,102,364)	(8,624,592)

Other Assets & Liabilities, Net - (20.6)%		(115,150,028)

Net Assets - 100.0%		559,041,729

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2017. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	The issuer is, or is in danger of being, in default of its payment obligation.
(c)	Affiliated issuer. Assets with a total aggregate market value of $254,114,113, or 45.5% of net assets, were affiliated with the Fund as of June 30, 2017.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $245,915,223, or 44.0% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2017.
(e)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn Mayer, Inc	Common Stocks	12/20/2010	$13,929,926	$29,574,781	5.3%
Jernigan Capital, Inc.	Common Stocks	06/22/2017	$1,694,000	$1,694,000	0.3%
TerreStar Corporation	Common Stocks	11/14/2014	$31,589,558	$35,031,117	6.3%

(f)	Represents value held in escrow pending future events. No interest is being accrued.
(g)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.
(h)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(i)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2017.
(j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2017, these securities amounted to $149,085,862 or 26.7% of net assets.
(k)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $87,946,119.
(l)	All or part of the security is pledged as collateral for the Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. The market value of the securities pledged as collateral was $26,356,750.
(m)	Step coupon bond. The interest rate shown reflects the rate in effect June 30, 2017 and will reset at a future date.
(n)	Non-income producing security.
(o)	As of June 30, 2017, $(16,659,891) in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(p)	No dividend payable on security sold short.

6	See Glossary on page 8 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2017	NexPoint Credit Strategies Fund

Written options contracts outstanding as of June 30, 2017 were as follows:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS:
Citigroup, Inc.	$65.00	September 2017	3,000	19,500,000	$754,828	$(468,000)

Foreign Denominated or Domiciled Senior Loans and Foreign Corporate Bonds & Notes Industry Concentration Table: (% of Net Assets)
Energy	0.0	%†
Healthcare	0.0	%†

Total	0.0	%†

†	Less than 0.05%

See Glossary on page 8 for abbreviations along with accompanying Notes to Financial Statements.	7

GLOSSARY: (abbreviations that may be used in the preceding statements)(unaudited)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

8	Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2017 (unaudited)	NexPoint Credit Strategies Fund

($)
Assets
Investments from unaffiliated issuers, at value (cost $598,265,728)	361,036,160
Affiliated issuers, at value (cost $334,678,998) (Note 11)	254,114,113

Total Investments, at value (cost $932,944,726)	615,150,273
Cash equivalents (Note 2)	67,666,076
Cash	31,100
Restricted Cash — Securities Sold Short (Note 2)	1,358,981
Receivable for:
Investments sold	4,879,493
Dividends and interest	1,466,376
Prepaid expenses and other assets	495,265

Total assets	691,047,564

Liabilities
Due to broker	18,018,912
Notes payable (Note 6)	97,751,081
Securities sold short, at value (proceeds $7,102,364) (Note 8)	8,624,592
Written options contracts, at value (premiums $754,828) (Note 3)	468,000

Payable for:
Investments purchased	6,133,855
Investment advisory and administration fees (Note 8)	575,007
Transfer agent fees	6,684
Interest expense (Note 6)	373,848
Accrued expenses and other liabilities	53,856

Total liabilities	132,005,835

Net Assets Applicable to Common Shares	559,041,729

Net Assets Consist of:
Par value (Note 1)	22,732
Paid-in capital	1,002,154,675
Accumulated (distributions in excess of) net investment income	26,097,555
Accumulated net realized loss from investments, securities sold short, written options, futures contracts and foreign currency transactions	(150,201,117)
Net unrealized depreciation on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	(319,032,116)

Net Assets Applicable to Common Shares	559,041,729

Investments, at cost	598,265,728
Affiliated investments, at cost (Note 11)	334,678,998
Cash equivalents, at cost (Note 2)	67,666,076
Proceeds from securities sold short	7,102,364

Common Shares
Shares outstanding (unlimited authorization)	22,732,208
Net asset value per share (Net assets/shares outstanding)	24.59

See accompanying Notes to Financial Statements.	9

STATEMENTS OF OPERATIONS

For the six months ended June 30, 2017 (unaudited)	NexPoint Credit Strategies Fund

($)
Investment Income
Income:
Dividends from unaffiliated issuers	11,630,554
Dividends from affiliated issuers (Note 11)	6,250,000
Less: Foreign taxes withheld	(92)
Securities lending income (Note 4)	2,467
Interest from unaffiliated issuers	3,873,110
Interest from affiliated issuers (Note 11)	961,286
Other income	21,729

Total income	22,739,054

Expenses:
Investment advisory (Note 8)	2,657,813
Administration fees (Note 8)	531,563
Transfer agent fees	58,735
Trustees fees (Note 8)	41,236
Accounting services fees	75,895
Audit fees	164,536
Legal fees	332,005
Registration fees	20,643
Insurance	38,024
Reports to shareholders	103,379
Interest expense and commitment fees-credit agreement (Note 6)	1,593,014
Other	132,259

Total operating expenses	5,749,102

Net investment income	16,989,952

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(16,951,725)
Futures contracts (Note 3)	77

Change in unrealized appreciation (depreciation) on:
Investments	26,209,015
Securities sold short (Note 2)	(2,198,698)
Written options contracts (Note 3)	286,828
Foreign currency related translations	(2,263)

Net realized and unrealized gain (loss) on investments	7,343,234

Total increase in net assets resulting from operations	24,333,186

10	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Credit Strategies Fund

	Six Months Ended June 30, 2017 (unaudited) ($)	Year Ended December 31, 2016 ($)
Increase (Decrease) in Net Assets Operations:
Net investment income	16,989,952	65,281,585
Accumulated net realized loss from investments, securities sold short, written options, futures contracts and foreign currency transactions	(16,951,648)	(50,326,581)
Net change in unrealized depreciation on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	24,294,882	77,441,843

Net increase from operations	24,333,186	92,396,847

Distributions Declared to Common Shareholders
From net investment income	(20,581,074)	(44,778,032)

Total distributions declared to common shareholders	(20,581,074)	(44,778,032)

Total increase/(decrease) in net assets from common shares	3,752,112	47,618,815

Share transactions:
Proceeds from sale of shares (Note 12)	139,872,720	—
Value of distributions reinvested	617,191	1,102,742

Net increase from shares transactions	140,489,911	1,102,742

Total increase in net assets	144,242,023	48,721,557

Net Assets
Beginning of period	414,799,706	366,078,149

End of period (including undistributed net investment income of $26,097,555 and $29,688,677 respectively)	559,041,729	414,799,706

Change in Common Shares
Issued for distribution reinvested	27,000	52,973
Shares issued in rights offering (Note 12)	6,682,882	—
Shares redeemed	—	(302)

Net increase/(decrease) in common shares	6,709,882	52,671

See accompanying Notes to Financial Statements.	11

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2017 (unaudited)	NexPoint Credit Strategies Fund

$
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	24,333,186

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(91,971,016)
Proceeds from disposition of investment securities from unaffiliated issuers	60,294,603
Purchases of investment securities from affiliated issuers	(16,558,066)
Purchases of securities sold short	(628,647)
Proceeds of securities sold short	128,892
Purchased options transactions	(2,282,066)
Proceeds from written options	754,828
Net accretion of discount	(1,234,291)
Net realized loss on investments from unaffiliated issuers	16,951,725
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	(24,294,882)
Change in Restricted Cash — Securities Sold Short	(1,358,981)
Decrease in due from broker	1,736,660
Increase in receivable for investments sold	(4,837,339)
Decrease in receivable for dividends and interest	4,589,170
Decrease in prepaid expenses and other assets	199,263
Increase in payable for investments purchased	5,083,635
Increase in payable due to broker	4,993,155
Increase in payables to related parties	43,477
Increase in payable to transfer agent fees	6,684
Increase in payable for interest expense	113,849
Decrease in accrued expenses and other liabilities	(385,037)

Net cash flow provided by operating activities	(24,321,198)

Cash Flows Received from (Used In) Financing Activities:
Decrease in notes payable	(27,232,000)
Distributions paid in cash	(19,963,883)
Proceeds from shares sold	139,872,720

Net cash flow received from (used in) financing activities	92,676,837

Effect of exchange rate changes on cash	(2,263)

Net increase in cash	68,353,376

Cash, Cash Equivalents & Foreign Currency/Due to Custodian/Bank Overdraft of Foreign Currency:
Beginning of period	(656,200)

End of period	67,697,176

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and commitment fees	1,479,165

Reinvestment of distributions	617,191

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Credit Strategies Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2017 (unaudited)		For the Years Ended December 31,
Common Shares Per Share Operating Performance:			2016	2015		2014	2013	2012

Net Asset Value, Beginning of Period	$25.89		$22.92	$53.92		$11.34	$7.46	$6.94
Income from Investment Operations:
Net investment income	1.00		4.08	8.75	(a)	0.82	0.63	0.43
Net realized and unrealized gain/(loss)	0.18		1.69	(16.08)		2.02	3.80	0.52

Total from investment operations	1.18		5.77	(7.33)		2.84	4.43	0.95
Less Distributions Declared to Common Shareholders:
From net investment income	(1.20)		(2.80)	(2.88)		(0.70)	(0.55)	(0.43)
From spin-off(b)	—		—	(20.79)		—	—	—

Total distributions declared to common shareholders	(1.20)		(2.80)	(23.67)		(0.70)	(0.55)	(0.43)
Issuance of Common Shares(e):
Shares issued	(1.28)		—	—		—	—	—

Net Asset Value, End of Period	$24.59		$25.89	$22.92		$13.48	$11.34	$7.46
Market Value, End of Period	$21.78		$22.77	$20.44		$11.23	$9.42	$6.64
Market Value Total Return(c)	4.15	%(d)	27.69%	(18.09)%		26.77%	52.03%	14.73%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$559,042		$414,800	$366,078		$860,877	$724,485	$476,263

Common Share Information at End of Period:
Ratios based on average net assets of common shares:
Gross operating expenses(f)	2.70	%(g)	3.12%	3.43%		2.48%	2.82%	3.14%
Net investment income/(loss)	7.97	%(g)	17.34%	24.23	%(h)	6.45%	7.01%	6.00%
Common and Preferred Share Information at End of Period:
Ratios based on Managed Assets (as defined in Note 8) of common shares:
Gross operating expenses(f)	2.16	%(g)	2.17%	2.23%		1.68%	1.98%	2.26%
Net investment income (loss)	6.39	%(g)	12.05%	15.79	%(i)	4.38%	4.91%	4.32%
Portfolio turnover rate(j)	7	%(d)	41%	31%		59%	74%	92%

*	Per share data prior to October 6, 2015 has been adjusted to give effect to a 4 to 1 reverse stock split.
(a)	Includes non-recurring dividend from Freedom REIT.
(b)	On April 1, 2015, the Fund completed a spinoff transaction whereby shares of NexPoint Residential Trust, Inc. were distributed to shareholders in a pro-rata taxable distribution.
(c)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(d)	Not annualized.
(e)	Shares issued at a discount to NAV. The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.
(f)	Supplemental expense ratios are shown below:

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS (continued)

NexPoint Credit Strategies Fund, Class A

	For the Six Months Ended June 30, 2017	For the Years Ended December 31,
		2016	2015	2014	2013	2012
Ratios based on average net assets of common shares:
Net operating expenses (net of waiver/reimbursement, if applicable)	2.70%	3.12%	3.43%	2.48%	2.82%	3.14%
Interest expense and commitment fees	0.75%	0.93%	0.71%	0.50%	0.60%	0.92%
Dividends and fees on securities sold short	— (k)	0.07%	0.24%	0.07%	0.05%	0.01%

	For the Six Months Ended June 30, 2017	For the Years Ended December 31,
		2016	2015	2014	2013	2012
Ratios based on Managed Assets of common shares:
Net operating expenses (net of waiver/reimbursement, if applicable)	2.16%	2.17%	2.23%	1.68%	1.98%	2.26%
Interest expense and commitment fees	0.60%	0.65%	0.46%	0.34%	0.42%	0.66%
Dividends and fees on securities sold short	— (k)	0.05%	0.15%	0.04%	0.03%	0.01%

(g)	Annualized
(h)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 9.76%
(i)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 6.36%
(j)	Excludes in-kind activity
(k)	Less than 0.005%.

14	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2017	NexPoint Credit Strategies Fund

Note 1. Organization

NexPoint Credit Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the six months ended June 30, 2017. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

At a shareholder meeting on June 2, 2017, shareholders approved a change to the Fund’s fundamental policy regarding concentration, which now reads as follows: “The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the real estate industry, including obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions, and investments by any territory of the United States or any of their agencies, instrumentalities or political subdivisions for which the underlying collateral is real estate.”

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to generally have the capability to provide appropriate pricing services and to have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2017, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, rights, warrants, master limited partnerships, purchased call options, cash equivalents, written put options and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, rights, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2017 is as follows:

	Total value at June 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Credit Strategies Fund
Assets
U.S. Senior Loans
Chemicals	$2,084,857	$—	$—	$2,084,857
Energy	1,935,262	—	1,935,262	—
Gaming & Leisure	7,393,129	—	—	7,393,129
Service	9,012,093	—	9,012,093	—
Telecommunications	16,406,790	—	—	16,406,790
Utilities	230,824	—	230,824	—
Foreign Denominated or Domiciled Senior Loans	162,188	—	162,188	—
Asset-Backed Securities	49,945,440	—	49,443,854	501,586
Corporate Bonds & Notes(1)	24,528,621	—	24,528,621	—
Foreign Corporate Bonds & Notes(1)	—	—	—	—	(2)
Sovereign Bonds	8,427,246	—	8,427,246	—
Common Stocks
Chemicals	6,861,510	6,323,187	—	538,323
Consumer Discretionary	1,228,093	1,228,093	—	—
Energy	7,451,440	7,451,440	—	—
Financial	35,318,962	14,239,590	—	21,079,372
Healthcare	2,136,000	—	—	2,136,000
Housing	820,974	—	—	820,974
Information Technology	32,432,365	32,432,365	—	—
Media & Telecommunications	31,245,280	1,670,499	29,574,781	—
Pharmaceuticals	2,916,579	2,916,579	—	—
Real Estate	825,581	825,575	—	6
Real Estate Investment Trust	166,170,387	6,858,770	—	159,311,617
Retail	4,423,640	4,423,640	—	—
Telecommunications	35,031,117	—	—	35,031,117
Utilities	30,733,692	30,122,240	—	611,452
Wireless Communications	1,634,356	1,634,356	—	—

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

	Total value at June 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stocks(1)	$124,806,980	$494,160	$124,312,820	$—
Exchange-Traded Funds	2,235,791	2,235,791	—	—
Rights	1,915,545	—	1,915,545	—
Warrants(1)
Energy	89,562	89,562	—	—
Gaming & Leisure	—	—	—	—	(2)
Master Limited Partnerships(1)	3,331,569	3,331,569	—	—
Purchased Call Options	3,414,400	3,414,400	—	—
Cash Equivalents	67,666,076	67,666,076	—	—

Total Assets	682,816,349	187,357,892	249,543,234	245,915,223

Liabilities
Securities Sold Short(1)	(8,624,592)	(8,624,592)	—	—
Other Financial Instruments
Written Put Options Contracts	(468,000)	(468,000)	—	—

Total Liabilities	(9,092,592)	(9,092,592)	—	—

Total	$673,723,757	$178,265,300	$249,543,234	$245,915,223

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six months ended June 30, 2017.

	Balance as of December 31, 2016	Transfers Into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ Discount	Net Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2017
U.S. Senior Loans
Chemicals	$—	$2,084,857	$—	$—	$—	$—	$—	$—	$2,084,857	$—
Gaming & Leisure	8,249,655	—	—	—	—	(931,654)	9,241,411	(9,166,283)	7,393,129	(1,848,282)
Telecommunications	15,523,291	—	—	(1,159)	—	(1,500)	886,158	—	16,406,790	(1,499)
Asset-Backed Securities	574,900	—	—	—	(8,794)	(64,520)	—	—	501,586	(64,520)
Common Stocks				—
Chemicals	3,959,507	538,324	(6,323,188)	—	(2,226,193)	4,892,766	—	(302,893)	538,323	—
Financial	17,569,702	—	—	—	—	70,182	3,516,845	(77,357)	21,079,372	70,181
Healthcare	751,200	—	—	—	—	1,384,800	—	—	2,136,000	1,384,800
Housing	909,331	—	—	—	—	157,972	—	(246,329)	820,974	157,972
Real Estate	6	—	—	—	—	(239,963)	239,963	0	6	(239,963)
Real Estate Investment Trust	165,366,446	—	—	—	—	(504,829)	—	(5,550,000)	159,311,617	(504,829)

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

	Balance as of December 31, 2016	Transfers Into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ Discount	Net Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of June 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2017
Telecommunications	$34,788,307	$—	$—	$—	$—	$242,810	$—	$—	$35,031,117	$242,810
Utilities	—	611,452	—	—	—	—	—	—	611,452	—

Total	$247,692,345	$3,234,633	$(6,323,188)	$(1,159)	$(2,234,987)	$5,006,064	$13,884,377	$(15,342,862)	$245,915,223	$(803,330)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the six months ended June 30, 2017, $3,234,633 of the Fund’s portfolio investments was transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to Level 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

For the six months ended June 30, 2017, $6,323,188 of the Fund’s portfolio investments was transferred from Level 3 to Level 2. Transfers from Level 3 to Level 2 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

For the six months ended June 30, 2017, $89,562 of the Fund’s portfolio investments was transferred from Level 2 to Level 1. Transfers from Level 2 to Level 1 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

For the six months ended June 30, 2017, there were no transfers from Level 1 to Level 2.

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$219,528,861	Multiples Analysis	Price/MHz-PoP	$0.12 - $0.53
			Multiple of EBITDA	1.5x - 9.0x
			Liquidity Discount	10% - 25%
			Asset Specific Adjustment	10%
		Discounted Cash Flow	Scenario Proabilities	10% - 60%
			Illiquidity Discount	10%
		Net Asset Value	N/A	N/A
U.S. Senior Loans	25,884,776	Discounted Cash Flow	Spread Adjustment	0.10%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Debt-Loan Spread	Adjusted Yield	9.3% - 10.4%
			Swap Rate	1.9% - 2.0%
Asset-Backed Securities	501,586	Discounted Cash Flow	Discount Rate	9.1%

Total	$245,915,223

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and does not include cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

Foreign Currency

Accounting records of the Fund is maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $1,358,981 was held with the broker for the Fund. Additionally, securities valued at $639,268,219 was posted in the Fund’s segregated account as collateral.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25%

of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Transactions in written options for the six months ended June 30, 2017 were as follows:

	Number of Contracts	Notional Value	Premium
Outstanding, December 31, 2016	—	$—	$—
Put Options Written	3,000	19,500,000	—
Outstanding, June 30, 2017	3,000	$19,500,000	$754,828

Additional Derivative Information

The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2017:

	Fair Value
	Asset Derivative	Liability Derivative
Equity Risk	$3,414,000	$(468,000)

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2017, is as follows:

Risk Exposure	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$(1,198,867	)(1)(2)	$1,419,161	(3)(4)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts.

The average monthly volume of derivative activity for the six months ended June 30, 2017, is as follows:

Units/ Contracts
Purchased Options Contracts	474,615
Written Options Contracts	23,077

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its portfolio securities, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable letters of credit issued by a bank as acceptable under the Fund’s securities lending agreement, and such other collateral as the Fund and its securities lending agent agree from time to time in an amount not less than the market value of the securities loaned. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

During the six months ended June 30, 2017, the Fund did not participate in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended December 31, 2016, permanent differences chiefly resulting from foreign currency gains and losses, defaulted bonds, partnership basis adjustments, return of capital distributions from real estate investment trusts, passive foreign investment companies, expired capital loss carry-overs and non-deductible excise taxes paid were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
$10,308,760	$(14,589,502)	$4,280,742

For the year ended December 31, 2016, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$30,471,421	$—	$—	$(142,090,545)	$(335,268,666)

For the year ended December 31, 2016, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

2017	2018		No Expiration Short- Term(1)	No Expiration Long-Term(1)		Total
$36,362,724	$43,701,044	(2)	$7,831,127	$54,195,650	(2)	$142,090,545

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)	The Fund’s ability to utilize the capital loss carryforward may be limited.

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 (unless otherwise indicated) is as follows:

Distributions Paid From:	2016	2015
Ordinary Income(1)	$44,778,032	$196,176,513
Return of Capital	—	147,931,387

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The above mentioned distributions are reflected on a tax basis. The tax basis distributions are less than the book basis distributions reflected on the Statement of Changes in Net Assets. The difference is the result of a book tax difference on the distribution of NexPoint Residential Trust (“NXRT”) shares to the Fund shareholders of record on the declaration of the NXRT distribution. For tax purposes, the value of this distribution was based on the closing public share price of NXRT on March 31, 2016. For book purposes, the value of the distribution was based on the underlying value of the assets owned by NXRT.

Unrealized appreciation and depreciation at June 30, 2017, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) (1)	Cost
$41,766,545	$(359,542,574)	$(317,776,029)	$991,967,786

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, Controlled Foreign Corporation and Passive Foreign Investment Company (Qualifying Electing Fund) basis adjustments and defaulted bonds.

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2016, the Fund did not elect to defer net realized capital losses incurred from November 1, 2015 through December 31, 2016.

Note 6. Credit Agreement

On February 2, 2011, the Fund entered into a credit agreement with State Street Bank and Trust Company (the “Credit Agreement”). Concurrent with entering into the Credit Agreement, the Fund agreed to pay a $125,000 structuring fee, which was amortized ratably over the term of the agreement. As of June 30, 2017, the amount outstanding under the Credit Agreement is $85,650,000 with an interest rate of LIBOR + 1.75%. The Credit Agreement’s maturity date is in December 15, 2017. The Fund is required to pay down $10,000,000 on each of July 6, 2017, August 6, 2017, September 6, 2017, October 6, 2017, November 6, 2017, and December 6, 2017, and may not later draw on any amounts paid down. As of June 30, 2017, the fair value of the outstanding Credit Agreement was estimated to be $86,426,373 and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over 6 months risk free rate.

For the six months ended June 30, 2017, the average daily note balance was $98,826,796 at a weighted average interest rate of 2.65%. With respect to the note balance, interest expense of $1,281,158 is included in interest expense in the Statement of Operations.

On May 16, 2013, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. (“BNPP PB, Inc.”) (the “Committed Facility Agreement”). The current facility size of the Committed Facility Agreement is $75,000,000 and the Fund is required to pay 0.55% on the uncommitted balance and LIBOR + 0.75% on amounts borrowed. The Fund has the right to terminate the Committed Facility Agreement on 90 days’ notice, and BNPP PB, Inc. has the right to terminate the Committed Facility Agreement immediately. As of June 30, 2017, the carrying value of the Committed Facility Agreement was $12,296,536. The fair value of the outstanding Committed Facility Agreement was estimated to be $12,500,000, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 6 month risk free rate.

For the six months ended June 30, 2017, the average daily note balance was $12,410,109 at a weighted average interest rate of 1.69%, excluding any commitment fee. With respect to the note balance, interest expense of $173,079 and uncommitted balance fee of $105,751 are included in interest expense in the Statement of Operations.

Note 7. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under the Credit Agreement and Committed Facility Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of June 30, 2017, the Fund was in compliance with its asset coverage requirements.

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to State Street Bank and Trust Company. The Investment Adviser pays State Street Bank and Trust Company directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”)

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Although the Fund believes that Mr. Powell is technically no longer an “interested person” of the Fund, in light of his previous employment and the possibility that he may provide consulting services to the Investment Adviser and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Fund. Therefore, the Fund treats Mr. Powell as an “interested person” of the Fund for all purposes other than compensation and the Trust’s Code of Ethics (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until December 4, 2017 (the second anniversary of his resignation).

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification Risk

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Illiquidity of Investments Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Semi-Annual Report	25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Investing in Senior Loans

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Trust’s investment portfolio, it is possible that a significant amount of the Trust’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust’s investment portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Trust’s investment portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust’s investment portfolio were varied in its investments with respect to several investment strategies.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has

26	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 10. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the six months ended June 30, 2017, were as follows:

Other Securities
Purchases	Sales
$91,959,103	$39,632,825

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of June 30, 2017:

	Shares		Market Value
Issuer	December 31, 2016	June 30, 2017	December 31, 2016	June 30, 2017	Affiliated Income	Purchases	Sales
Majority Owned, Not Consolidated
NexPoint Real Estate Capital, LLC, REIT (Common Stocks)	8,271,300	8,271,300	$93,428,471	$96,988,439	$2,000,000	$—	$—
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	25,255,573	25,255,573	71,937,975	62,323,178	4,250,000	—	—
Specialty Financial Products, Ltd. (Common Stocks)	15,267,474	18,394,313	17,469,044	20,978,714	—	3,516,845	—
Other Affiliates
Genesys Ventures IA, LP (Common Stocks)	24,000,000	24,000,000	751,200	2,136,000	—	—	—
LLV Holdco, LLC (U.S. Senior Loans, Common Stocks & Warrants)	9,197,728	9,272,856	8,249,655	7,393,129	75,129	—	—
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	15,680,873	16,567,031	50,311,598	51,437,907	886,157	—	—
Harmony Merger Corp (Common Stocks)	—	1,244,000	—	12,856,740	—	12,801,258	—
Other Controlled
Allenby (Common Stocks)	560,390	618,169	1	1	—	57,779	—
Claymore (Common Stocks)	5,270,997	5,453,181	5	5	—	182,184	—

Total	103,504,335	109,076,423	$242,147,949	$254,114,113	$7,211,286	$16,558,066	$—

Note 12. Rights Offering and Stock Repurchase Plan

On April 19, 2017, the Fund announced a non-transferable rights offering (the “Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 5, 2017 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $20.93 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 24, 2017 (the “Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the Expiration Date and on each of the four trading days preceding the Expiration Date. The Offering was oversubscribed, with total subscriptions equal to 233% of the primary offering. As a result of the Offering and the Fund’s exercise of an over-allotment option, 6,682,882 additional shares were issued.

On November 2, 2016, the Fund announced a stock repurchase plan initially sized at $10 million as approved by the Board. The repurchase plan was scheduled to begin in December 2016 and continue for approximately six months. In connection with the Offering, the Board approved the extension of the Fund’s stock repurchase plan for a period of one year from the Expiration Date. As of June 30, 2017, no actual repurchases had occurred.

Semi-Annual Report	27

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

Note 13. New Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities. The amendments in this update makes improvements to the requirements for accounting for equity investments and simplifying the impairment assessment of equity investments. For public entities this update will be effective for fiscal years beginning after December 15, 2017. For all other entities, this update will be effective for fiscal years beginning after December 31, 2018, and for interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In March 2016, the FASB issued Accounting Standards Update 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The amendments in this update clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. For public entities this update will be effective for interim periods and fiscal years beginning after December 15, 2016. For all other entities, this update will be effective for fiscal years beginning after December 31, 2017, and for interim periods within fiscal years beginning after December 15, 2018. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In August, 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Receipts and Cash Payments. The amendments in this update address eight specific issues, where there has been diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under Topic 230. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Investment Adviser is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

28	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2017	NexPoint Credit Strategies Fund

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

Semi-Annual Report	29

ADDITIONAL INFORMATION (unaudited)

June 30, 2017	NexPoint Credit Strategies Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a December 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2016 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2016, the Fund hereby designates the following items with regard to distributions paid during the year.

Qualified Dividends and Corporate Dividends Received Deduction	Qualified Dividend Income (15% tax rate for QDI)	Qualifying Interest Income
11.92%	8.68%	50.23%

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer &

Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares

30	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2017	NexPoint Credit Strategies Fund

certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Fund’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Fund’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, American Stock Transfer & Trust Company (“AST”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Fund’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at AST for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Fund’s common shares are trading at a discount, AST will purchase common shares on behalf of participants in open-market purchases. If the Fund’s common shares are trading at a premium, AST may purchase common shares on behalf of participants in open market purchases or the Fund may sell common shares to the Shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will make a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. AST maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by AST on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. AST will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, AST will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Fund and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Fund’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes,

Semi-Annual Report	31

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2017	NexPoint Credit Strategies Fund

the Fund, any participating affiliate of the Fund or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Fund. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Fund, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 2, 2017. The following is a summary of the proposals submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect Dr. Bob Froehlich as a Class II Trustee of the Fund, to serve for a three-year term expiring at the 2020 Annual Meeting	9,723,725	194,884
To elect Timothy K. Hui as a Class II Trustee of the Fund, to serve for a three-year term expiring at the 2020 Annual Meeting	9,673,163	245,447

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: John Honis, Ethan Powell and Bryan Ward.

Proposal	Votes For	Votes Withheld	Votes Abstained
To approve a change to the Fund’s fundamental policy regarding concentration	7,678,999	232,680	106,496

32	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of NexPoint Credit Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-866-351-4440 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 6-month period ended June 30, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.NexPointAdvisors.com.

On June 15, 2017, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-866-351-4440.

Semi-Annual Report	33

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Credit Strategies Fund	Semi-Annual Report June 30, 2017

www.nexpointadvisors.com	NHF-SAR-0617

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in NexPoint Credit Strategies Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” (as such term is defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended) during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

3

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT CREDIT STRATEGIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 6, 2017

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Executive Vice President, Principal Financial Officer and Principal Accounting Officer

Date: September 6, 2017